SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 20, 2005


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

      0-28074                                             04-3130648
(Commission File Number)                    (I.R.S. Employer Identification No.)

     25 First Street
     Cambridge, MA                                                02141
(Address of Principal Executive Offices)                        (Zip Code)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

On July 20, 2005, the Company's Board of Directors granted restricted stock units to the Company executive officers identified below. These units were granted pursuant to the Sapient Corporation 1998 Stock Incentive Plan, and each grant is in the form of the Company's Restricted Stock Unit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference. On July 22, 2005, the Company reported each of these grants in filings made to the Securities and Exchange Commission on Form 4, Statement of Changes in Beneficial Ownership of Securities.

The number of units granted to the executive officers are set forth below, opposite each officer's name. Each award vests in equal annual installments over a four year period.

Preston Bradford - 24,000
Sheeroy Desai - 34,700
Terry Hazel - 1,500
Alan Herrick - 31,400
Scott Krenz - 12,000
Jane Owens - 7,500

Item 9.01    Financial Statements and Exhibits

(c)  Exhibits

10.1 Sapient Corporation Form of Restricted Stock Units Agreement


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 27, 2005             SAPIENT CORPORATION
                                          (Registrant)



                                     By:  /s/ Kyle A. Bettigole
                                          --------------------------------------
                                          Corporate Counsel &
                                          Assistant Secretary,
                                          as Attorney-in-Fact